Exhibit 99.1

New Relic Stockholders Approve Acquisition by Francisco Partners and TPG

SAN FRANCISCO — November 2, 2023 — New Relic (NYSE: NEWR), the all-in-one observability platform for every engineer, announced that its stockholders have voted to approve the acquisition of New Relic by Francisco Partners and TPG in a special meeting held yesterday. As previously announced, under the terms of the merger agreement, New Relic stockholders will receive $87.00 per share in cash for each share of New Relic common stock that they own.

More than 99% of votes cast at the meeting were voted in favor of the transaction. New Relic will file the final vote results, as certified by the independent Inspector of Election, on a Form 8-K with the U.S. Securities and Exchange Commission.

The transaction is expected to close on or around November 8, 2023, subject to customary closing conditions. Upon completion of the transaction, New Relic common stock will no longer be listed on any public market.

Advisors

Qatalyst Partners is serving as financial advisor to New Relic, and Latham & Watkins LLP is acting as legal counsel.

Morgan Stanley & Co. LLC is acting as lead financial advisor to Francisco Partners and TPG. Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Moelis & Company are also advising the firms. Davis Polk & Wardwell LLP, Paul Hastings LLP, and Kirkland & Ellis LLP are acting as legal counsel to Francisco Partners and TPG.

Freshfields Bruckhaus Deringer US LLP is acting as legal counsel to Lew Cirne, Founder and Chairman of the New Relic Board (non-executive).

About New Relic

As a leader in observability, New Relic empowers engineers with a data-driven approach to planning, building, deploying, and running great software. New Relic delivers the only unified data platform that empowers engineers to get all telemetry—metrics, events, logs, and traces—paired with powerful full stack analysis tools to help engineers do their best work with data, not opinions. Delivered through the industry’s first usage-based consumption pricing that’s intuitive and predictable, New Relic gives engineers more value for the money by helping improve planning cycle times, change failure rates, release frequency, and mean time to resolution. This helps the world’s leading brands including adidas Runtastic, American Red Cross, Australia Post, Banco Inter, Chegg, GoTo Group, Ryanair, Sainsbury’s, Signify Health, Topgolf, and World Fuel Services (WFS) improve uptime, reliability, and operational efficiency to deliver exceptional customer experiences that fuel innovation and growth. www.newrelic.com.

About Francisco Partners

Francisco Partners is a leading global investment firm that specializes in partnering with technology and technology-enabled businesses. Since its launch over 20 years ago, Francisco Partners has invested in more than 400 technology companies, making it one of the most active and longstanding investors in the technology industry. With approximately $45 billion in capital raised to date, the firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential. For more information on Francisco Partners, please visit www.franciscopartners.com.

About TPG

TPG (NASDAQ: TPG) is a leading global alternative asset management firm, founded in San Francisco in 1992, with $139 billion of assets under management and investment and operational teams around the world. TPG invests across five multi-strategy platforms: Capital, Growth, Impact, Real Estate, and Market Solutions and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities. For more information, visit www.tpg.com.

Forward-Looking Statements

Statements in this communication contain “forward-looking statements” within the meaning of federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, FP and TPG, all of which are subject to change. Such statements generally include words such as “may,” “will,” “should,” “would,” “might,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, estimates and projections. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the Merger or to make or take any filing or other action required to consummate the Merger on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the outcome of any legal proceedings related to the Merger; (v) the failure by Parent to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the Merger; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) the ability of the Company to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (xii) legislative, regulatory and economic developments affecting the Company’s business; (xiii) general economic and market developments and conditions; (xiv) the evolving legal, regulatory and tax regimes under which the Company operates; (xv) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xvi) restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xvii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors; and (xviii) such other risks and uncertainties described more fully in documents filed with or furnished to the SEC by the Company, including its Annual Report on Form 10-K previously filed with the SEC on May 23, 2023 and its Quarterly Report on Form 10-Q previously filed with the SEC on October 27, 2023. While the list of factors presented here is considered representative, such list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this communication primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, operating results, and prospects. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.

New Relic

Media Contact

Kerry Baker

New Relic, Inc.

PR@newrelic.com

Investor Contact

Ingo Friedrichowitz

New Relic, Inc.

IR@newrelic.com